Exhibit 10.3

AMENDMENT TO SETTLEMENT AGREEMENT
AND RELEASE OF CLAIMS

This Amendment to the January 17, 2006 Settlement Agreement and Release of Claims (“the Agreement”) is made this 24th day of January 2006 between Masimo Corporation and Masimo Laboratories, Inc. (hereinafter “Masimo”), and Nellcor Puritan Bennett, Inc., Mallinckrodt, Inc., Tyco Healthcare Group LP, Tyco International Ltd., and Tyco International (US) Inc. (collectively “Nellcor”) (each individually as a “Party” or collectively the “Parties”).

RECITALS

A.            Whereas the Parties entered into the Agreement on January 17, 2006.

B.            Whereas the Parties wish to amend Section 5.2 of the Agreement to more accurately reflect their agreement and intent.

AMENDMENT

Therefore in consideration of the mutual covenants and promises contained herein and in the Agreement, and other good and valuable consideration, receipt and sufficiency are hereby acknowledged, the Parties agree that Section 5.2 of the Agreement is amended to read in its entirety as follows:

Section 5.2 (as amended)

5.2           For the 2006 advance royalty payment, if Nellcor’s Pulse Oximetry Revenues exceed $320,833,000 from February 1, 2006 through December 31, 2006 related to the 13% running royalty in Section 5.1, then Nellcor will pay 13% of the revenue over this amount by March 30, 2007.  If Nellcor’s Pulse Oximetry Revenues are less than $320,833,000 for this same time period, then Nellcor will receive a credit of 13% of the revenue under this amount to be applied to future royalty payments.  Additionally, if Nellcor’s Pulse Oximetry Revenues exceed $350,000,000 for calendar year 2006 related to the additional 7% running royalty in Section 5.1, then Nellcor will pay 7% of the revenue over this amount by March 30, 2007.  If Nellcor’s Pulse Oximetry Revenues are less than $350,000,000 for this same time period, then Nellcor will receive a credit of 7% of the revenue under this amount to be applied to future royalty payments.  Nellcor shall deliver to Masimo within 60 days of the end of each quarter, an accounting of Pulse Oximetry Revenue by product category.

In Witness Whereof, the Parties have duly authorized and caused this Amendment to be executed:

MASIMO CORPORATION

Dated: 1/24/06	By:	/s/ Joe Kiani

	Name:	Joe Kiani

	Title:	CEO

MASIMO LABORATORIES

Dated: 1/24/06	By:	/s/ Joe Kiani

	Name:	Joe Kiani

	Title:	CEO

TYCO HEALTHCARE GROUP LP

Dated: 1/24/06	By:	/s/ Richard J. Meelia

	Name:	Richard J. Meelia

	Title:	President

MALLINCKRODT INC.

Dated: 1/24/06	By:	/s/ Richard J. Meelia

	Name:	Richard J. Meelia

	Title:	President

NELLCOR PURITAN BENNETT INC.

Dated: 1/24/06	By:	/s/ Richard J. Meelia

	Name:	Richard J. Meelia

	Title:	President

TYCO INTERNATIONAL LTD.

Dated: 1/24/06	By:	/s/ William B. Lytton

	Name:	William B. Lytton

	Title:	EVP & General Counsel

TYCO INTERNATIONAL (US) INC.

Dated: 1/24/06	By:	/s/ Richard J. Meelia

	Name:	Richard J. Meelia

	Title:	Vice President